Consolidated statements of other comprehensive income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Consolidated statements of other comprehensive income
Profit for the year	$ 40,620	$ 29,494	$ 26,363
Items that are or may be reclassified subsequently to statement of profit or loss
Cash flow hedges – effective portion of changes in fair value – net of tax	1,835	(4,159)	2,320
Cash flow hedges – reclassified to profit or loss – net of tax	926	595	828
Cash flow hedges – ineffective portion reclassified to profit or loss – net of tax	0	0	(490)
Foreign operations - foreign currency translation differences	15,408	(28,807)	10,725
Total other comprehensive income (loss)	18,169	(32,371)	13,383
Total comprehensive income (loss) for the year	58,789	(2,877)	39,746
Total comprehensive income (loss) attributed to
Equity holders of the Parent Company	58,789	(2,877)	39,746
Total comprehensive income (loss) for the year	$ 58,789	$ (2,877)	$ 39,746